Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Shareholder Voting Results                                        7
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.








USAA Family of Funds Summary

     Fund                                          Minimum
  Type/Name                 Volatility            Investment
------------------------------------------------------------
CAPITAL APPRECIATION
------------------------------------------------------------
 Aggressive Growth          Very high               $3,000
 Emerging Markets           Very high                3,000
 First Start Growth
  (Registered Trademark)    Moderate to high         3,000
 Gold                       Very high                3,000
 Growth                     Moderate to high         3,000
 Growth & Income            Moderate                 3,000
 International              Moderate to high         3,000
 S&P 500(Registered
  Trademark)Index           Moderate                 3,000
 Science & Technology       Very high                3,000
 Small Cap Stock            Very high                3,000
 World Growth               Moderate to high         3,000
------------------------------------------------------------
ASSET ALLOCATION
------------------------------------------------------------
 Balanced Strategy          Moderate                $3,000
 Cornerstone Strategy       Moderate                 3,000
 Growth and Tax
  Strategy                  Moderate                 3,000
 Growth Strategy            Moderate to high         3,000
 Income Strategy            Low to moderate          3,000
------------------------------------------------------------
INCOME-TAXABLE
------------------------------------------------------------
 GNMA(Registered
  Trademark)Trust           Low to moderate         $3,000
 High-Yield
  Opportunities             High                     3,000
 Income                     Moderate                 3,000
 Income Stock               Moderate                 3,000
 Intermediate-Term
  Bond                      Low to moderate          3,000
 Short-Term Bond            Low                      3,000
------------------------------------------------------------
INCOME-TAX EXEMPT
------------------------------------------------------------
 Long-Term                  Moderate                $3,000
 Intermediate-Term          Low to moderate          3,000
 Short-Term                 Low                      3,000
 State Bond Income          Moderate                 3,000
------------------------------------------------------------
MONEY MARKET
------------------------------------------------------------
 Money Market               Very low                $3,000
 Tax Exempt
  Money Market              Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low                 3,000
 State Money Market         Very low                 3,000
------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.







Investment Review

USAA SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: Invests principally in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

--------------------------------------------------------------------------------
                                           7/31/99                1/31/00
--------------------------------------------------------------------------------
  Net Assets                            $241.2 Million       $256.7 Million
  Net Asset Value Per Share                 $9.75                 $9.66
--------------------------------------------------------------------------------
Average Annual Total Returns as of 1/31/00
--------------------------------------------------------------------------------
  7/31/99  to 1/31/00      1 Year       5 Years      Since Inception on 6/1/93
        2.28%+              3.96%        6.63%                 5.53%
--------------------------------------------------------------------------------

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








                   CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund, the Lehman Brothers 1-3 Year Government/Corporate Index, and the Lipper Short Investment Grade Debt Funds Average, for the period of 06/01/93 through 01/31/2000. The data points from the graph are as follows:

              USAA Short-              Lehman 1-3            Lipper Short Inv
            Term Bond Fund          Govt/Corp Index         Grade Debt Average
            --------------          ---------------       ----------------------

06/01/93      $10,000                    $10,000                   $10,000
07/93          10,087                     10,099                    10,125
01/94          10,372                     10,351                    10,398
07/94          10,259                     10,329                    10,314
01/95          10,388                     10,483                    10,423
07/95          11,070                     11,077                    10,999
01/96          11,501                     11,574                    11,513
07/96          11,692                     11,690                    11,584
01/97          12,234                     12,124                    12,025
07/97          12,741                     12,554                    12,452
01/98          13,162                     12,994                    12,856
07/98          13,494                     13,321                    13,164
01/99          13,775                     13,824                    13,546
07/99          14,001                     13,980                    13,651
01/00          14,320                     14,199                    13,870

Data since inception on 6/1/93 through 1/31/00


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the broad-based Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average. The Lehman Index is an unmanaged index made up of government, agency, and corporate bonds longer than one year and less than three years. The Lipper Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.








Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, PAUL LUNDMARK, CFA, APPEARS HERE.]

THE MARKET

Interest rates have risen dramatically since our last report. Investors fear that the economy is growing too fast to contain inflation. In an effort to slow down the economy, the Federal Reserve (the Fed) has raised the fed funds rate by 1% since May of 1999. However, investors feel that more increases may be necessary.

MANAGEMENT PHILOSOPHY

My philosophy in managing the Fund is as follows: no one can consistently predict the course of interest rates over time. However, interest rate forecasts can be used to determine how an investment may perform, especially under extreme scenarios. As a result, you will see no dramatic change in the maturity and duration of the portfolio in an effort to time the market. Instead, the emphasis is looking for bonds that represent value in terms of risk and total return.

PERFORMANCE

Because of my risk/reward orientation, I have favored investments in higher-yielding instruments, such as corporate bonds and mortgage- and asset-backed securities, rather than Treasuries. This investment style resulted in the Fund outperforming most of its peers over the past year. For the one-year period ending January 31, 2000, the USAA Short-Term Bond Fund's total return of 3.96% ranked 7 out of 113, by Lipper in the Short Investment Grade Debt Funds category. The dividend yield is also very attractive. As of January 31, 2000, the 12-month dividend yield was 6.17% versus the average of 5.66% for other funds in the same Lipper category.

The best performing holdings were AT&T Capital Corporation and Glenborough Properties. AT&T Capital was acquired by CIT (a higher-rated entity), and the price of Glenborough's debt increased due to the desire of Glenborough to buy back its debt in the open market. MacSaver Financial and Waste Management have underperformed, but we continue to hold these bonds because they are turning around their operations and have a potentially good outlook.

OUTLOOK

Looking to the future, I feel that the economy will continue to be strong. This should result in corporate bonds and mortgage- and asset-backed securities increasing in relative value. Our continued emphasis will be on finding securities that represent good risk/reward characteristics. The Fund's long-term ranking versus its peers shows that for the three- and five-year periods ending January 31, 2000, your Fund's annualized total return of 5.38% and 6.63% ranked 10 out of 101 funds and six out of 72 funds, respectively, by Lipper in the Short Investment Grade Debt Funds category.


Respectfully submitted on February 4, 2000.


Past performance is no guarantee of future results.


See page 9 for a complete listing of the portfolio of investments.








                                PORTFOLIO MIX
                               JANUARY 31, 2000


A pie chart is shown here depicting the Portfolio Mix as of January 31, 2000 of the USAA Short-Term Bond Fund to be:

Corporate Bonds - 68.1%; Asset-Backed Securities - 15.2%; Collateralized Mortgage Obligations - 12.0%; Variable-Rate Demand Notes - 2.6%; and Cash Equivalents - 0.2%.

Percentages  are  of the net  assets in the  portfolio  and may or may not equal
100%.












Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1  Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,664,427,712               19,027,937               27,873,822









USAA SHORT-TERM BOND FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)


Corporate bonds - debt securities issued by corporations as a method of raising capital. Interest rates are constant to maturity. Prior to maturity, the market price of a corporate bond generally varies inversely to the movement of interest rates.

Collateralized mortage obligations and asset-backed securities - these securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor or payments are made on the underlying mortgages in the pool. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline, however, when interest rates are declining, the value of asset-backed securities with prepayment features may not increase as much as other fixed income securities.

Variable-rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date.

Cash  equivalents  -  consist  of  short-term   obligations   issued  by  banks,
corporations, and U.S. Government Agencies. The interest rate is constant to maturity.

PORTFOLIO DESCRIPTION ABBREVIATIONS
   IDB      Industrial Development Board
   LLC      Limited Liability Company
   MTN      Medium-Term Note
   RB       Revenue Bond

Credit enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

         (LOC)    Enhanced by a bank letter of credit.
         (NBGA)   Enhanced by a non-bank guarantee agreement.







USAA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

January 31, 2000
(Unaudited)


Principal                                            Coupon               Market
 Amount                 Security                      Rate     Maturity   Value
--------------------------------------------------------------------------------

                             CORPORATE BONDS (68.1%)
            Banks - Major Regional
  $ 4,000   Corporacion Andina De Fomento,
              Global Bonds (Venezuela)                 7.10%  2/01/2003 $  3,900
    6,000   Popular North America, Inc., MTN           6.88   6/15/2001    5,945
    5,000   Popular, Inc., Senior MTN                  6.20   4/30/2001    4,918
--------------------------------------------------------------------------------
                                                                          14,763
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV
    7,000   Cox Communications Inc., Notes             7.00   8/15/2001    6,955
--------------------------------------------------------------------------------
            Computer - Hardware
    9,000   Sun Microsystems, Inc., Senior Notes       7.00   8/15/2002    8,893
--------------------------------------------------------------------------------
            Finance - Consumer
    6,000   Capital One Bank, Bank Notes               5.95   2/15/2001    5,913
    3,000   Capital One Bank, Bank Notes               6.15   6/01/2001    2,948
    2,800   Capital One Bank, Bank Notes               6.57   1/27/2003    2,705
--------------------------------------------------------------------------------
                                                                          11,566
--------------------------------------------------------------------------------
            Finance - Diversified
    7,000   AT&T Capital Corp., MTN                    7.50  11/15/2000    7,028
--------------------------------------------------------------------------------
            Investment Banks/Brokerage
    5,000   Merrill Lynch & Co., Inc., Notes           6.00   2/12/2003    4,788
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries
   10,000   EdperBrascan Corp., Notes                  7.13  12/16/2003    9,583
--------------------------------------------------------------------------------
            Natural Gas Utilities
   11,900   Osprey Trust, Osprey I, Inc., Senior
              Notes (a)                                8.31   1/15/2003   11,832
--------------------------------------------------------------------------------
            Real Estate Investment Trusts
    4,000   Developers Diversified Realty Corp.,
              Senior Notes                             7.63   5/15/2000    4,001
    7,000   Equity Operating L.P., Notes               6.38   2/15/2012    6,799
   11,410   Franchise Finance Corp. of America,
              Senior Notes                             7.00  11/30/2000   11,321
    8,075   HRPT Properties Trust, Senior Notes        6.70   2/23/2005    7,312
    3,000   Nationwide Health Properties, Inc., MTN    8.61   3/01/2002    2,961
    7,890   Nationwide Health Properties, Inc., MTN    6.59   7/07/2038    7,227
    5,000   Oasis Residential, Inc., Notes             6.75  11/15/2001    4,879
    8,080   TriNet Corporate Realty Trust, Inc., Notes 7.30   5/15/2001    7,766
--------------------------------------------------------------------------------
                                                                          52,266
--------------------------------------------------------------------------------
            Retail - General Merchandising
    2,000   Kmart Corp., MTN                           7.72   6/25/2002    1,948
    2,000   Kmart Corp., MTN                           7.76   7/01/2002    1,949
--------------------------------------------------------------------------------
                                                                           3,897
--------------------------------------------------------------------------------
            Retail - Specialty
    3,000   MacSaver Financial Services, Inc., Notes   7.40   2/15/2002    1,995
--------------------------------------------------------------------------------
            Savings & Loan Holding Co.
    5,835   Sovereign Bancorp, Inc., Senior Notes      6.75   7/01/2000    5,795
    6,000   Sovereign Bancorp, Inc., Senior Notes      6.63   3/15/2001    5,842
    6,000   Webster Financial Corp., Senior Notes      8.75   6/30/2000    6,037
--------------------------------------------------------------------------------
                                                                          17,674
--------------------------------------------------------------------------------
            Telecommunications - Long-Distance
    7,000   WorldCom, Inc., Senior Notes               6.13   8/15/2001    6,896
    4,000   WorldCom, Inc., Senior Notes               7.55   4/01/2004    4,001
--------------------------------------------------------------------------------
                                                                          10,897
--------------------------------------------------------------------------------
            Waste Management
    5,535   Waste Management, Inc., Notes              6.13   7/15/2001    5,304
    8,065   Waste Management, Inc., Notes              6.38  12/01/2003    7,322
--------------------------------------------------------------------------------
                                                                          12,626
--------------------------------------------------------------------------------
            Total corporate bonds (cost: $179,215)                       174,763
--------------------------------------------------------------------------------

                         ASSET-BACKED SECURITIES (15.2%)
   10,000   AESOP Funding II L.L.C., Series 1997-1,
              Rental Car Asset-Backed Notes, Class
              A-2 (a)                                  6.40  10/20/2003    9,771
   11,000   ARG Funding Corp., Series 1999-1, Rental
              Car Asset-Backed Notes, Class  A-2 (a)   5.88   5/20/2003   10,714
    4,000   Firstplus Home Loan Owner Trust, Series
              1998-2, Class A-4                        6.54   4/10/2015    3,958
    5,000   Firstplus Home Loan Owner Trust, Series
              1998-4, Class A-3                        6.24   5/11/2015    4,951
    5,000   Rental Car Finance Corp., Series 1999-1,
              Rental Car Asset-Backed Notes, Class
              A (a)                                    5.90   2/25/2007    4,725
    5,000   Team Fleet Financing Corp., Series 1999-3,
              Rental Car Asset-Backed Notes, Class
              A (a)                                    6.70   6/25/2003    4,865
--------------------------------------------------------------------------------
            Total asset-backed securities (cost: $39,940)                 38,984
--------------------------------------------------------------------------------

                   COLLATERALIZED MORTGAGE OBLIGATIONS (12.0%)
    3,313   Federal National Mortgage Assn.,
              Series 1997-72 CA                        9.50   9/18/2023    3,450
    2,275   Federal National Mortgage Assn.,
              Series 1997-79 U                         9.00  11/18/2024    2,354
    3,436   Federal National Mortgage Assn.,
              Series 1997-89 N                         9.50  12/20/2022    3,564
    3,397   Federal National Mortgage Assn.,
              Series 1998-1 H                          9.00   8/18/2024    3,499
    3,977   Federal National Mortgage Assn.,
              Series 1998-11 M                         9.00   2/18/2024    4,121
    1,843   Federal National Mortgage Assn.,
              Series 1998-2 GA                         8.50   4/18/2025    1,879
    4,982   Federal National Mortgage Assn.,
              Series 1998-7 H                          9.00   3/18/2025    5,156
    7,000   Federal National Mortgage Assn.,
              Series 2000-1 VA                         7.00   8/18/2010    6,865
--------------------------------------------------------------------------------
            Total collateralized mortgage obligations (cost: $31,925)     30,888
--------------------------------------------------------------------------------

                        VARIABLE-RATE DEMAND NOTES (2.6%)
            Buildings
    1,405   Scottsboro, AL, IDB RB, Series 1995 (LOC)  5.85  10/01/2010    1,405
--------------------------------------------------------------------------------
            Manufacturing - Specialized
    2,250   Florence, AL IDB RB, Series 1999B (LOC)    6.04  11/01/2008    2,250
--------------------------------------------------------------------------------
            Real Estate - Other
    1,650   Wynrose, Inc., Notes, Series 1995A (LOC)   5.85  11/01/2005    1,650
--------------------------------------------------------------------------------
            Miscellaneous
    1,305   Ontario Redevelopment Agency, CA, RB,
              Series B (NBGA)                          5.95   9/01/2027    1,305
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $6,610)                6,610
--------------------------------------------------------------------------------

                         CASH EQUIVALENTS (0.2%)
            Commercial Paper
      621   Raytheon Co. (b) (cost: $621)              6.10   2/01/2000      621
--------------------------------------------------------------------------------
            Total investments (cost: $258,311)                          $251,866
================================================================================








                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            Real Estate Investment Trusts                       20.4%
            Asset-Backed Securities                             15.2
            Collateralized Mortgage Obligations                 12.0
            Savings & Loan Holding Co.                           6.9
            Banks - Major Regional                               5.8
            Waste Management                                     4.9
            Natural Gas Utilities                                4.6
            Finance - Consumer                                   4.5
            Telecommunications - Long-Distance                   4.2
            Manufacturing - Diversified Industries               3.7
            Computer - Hardware                                  3.5
            Finance - Diversified                                2.7
            Broadcasting - Radio & TV                            2.7
            Investment Banks/Brokerage                           1.9
            Retail - General Merchandising                       1.5
            Other                                                3.6
                                                                ----
            Total                                               98.1%
                                                                ====








USAA SHORT-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.

(b) Security is restricted as to disposition under Section 4(2) of the Securities Act of 1933 (the Act). Any resale of Section 4(2) commercial paper must be effected in a transaction exempt from registration under the Act.




See accompanying notes to financial statements.









USAA SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2000
(Unaudited)


ASSETS
   Investments in securities,
     at market value (identified cost of $258,311)                     $251,866
   Cash                                                                     274
   Receivables:
      Capital shares sold                                                    77
      Interest                                                            3,581
      Securities sold                                                    16,823
                                                                       ---------
         Total assets                                                   272,621
                                                                       ---------
LIABILITIES
   Securities purchased                                                  14,813
   Capital shares redeemed                                                  787
   USAA Investment Management Company                                        52
   USAA Transfer Agency Company                                              33
   Accounts payable and accrued expenses                                     44
   Dividends on capital shares                                              180
                                                                       ---------
         Total liabilities                                               15,909
                                                                       ---------
            Net assets applicable to capital shares outstanding        $256,712
                                                                       =========

REPRESENTED BY:
   Paid-in capital                                                     $263,373
   Accumulated net realized loss on investments                            (216)
   Net unrealized depreciation of investments                            (6,445)
                                                                       ---------
            Net assets applicable to capital shares outstanding        $256,712
                                                                       =========
   Capital shares outstanding                                            26,580
                                                                       =========
   Authorized shares of $.01 par value                                  120,000
                                                                       =========
   Net asset value, redemption price, and offering price per share     $   9.66
                                                                       =========


See accompanying notes to financial statements.









USAA SHORT-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000
(Unaudited)


Net investment income:
   Interest income                                                     $  8,487
                                                                       ---------
   Expenses:
      Management fees                                                       298
      Transfer agent's fees                                                 195
      Custodian's fees                                                       48
      Postage                                                                26
      Shareholder reporting fees                                             10
      Directors' fees                                                         3
      Registration fees                                                      22
      Professional fees                                                      15
      Other                                                                   3
                                                                       ---------
         Total expenses                                                     620
                                                                       ---------
            Net investment income                                         7,867
                                                                       ---------
Net realized and unrealized loss on investments:
   Net realized loss                                                       (172)
   Change in net unrealized appreciation/depreciation                    (2,085)
                                                                       ---------
            Net realized and unrealized loss                             (2,257)
                                                                       ---------
Increase in net assets resulting from operations                       $  5,610
                                                                       =========


See accompanying notes to financial statements.









USAA SHORT-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Six-month period ended January 31, 2000, and year ended July 31, 1999
(Unaudited)

                                                         1/31/00       7/31/99
                                                       -------------------------

From operations:
   Net investment income                               $   7,867      $  12,587
   Net realized loss on investments                         (172)           (13)
   Change in net unrealized appreciation/depreciation
      of investments                                      (2,085)        (4,849)
                                                       -------------------------
      Increase in net assets resulting from operations     5,610          7,725
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                  (7,867)       (12,587)
                                                       -------------------------
   Net realized gains                                         -            (465)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                              78,624        159,576
   Shares issued for dividends reinvested                  6,860         11,667
   Cost of shares redeemed                               (67,762)      (105,840)
                                                       -------------------------
      Increase in net assets from capital share
        transactions                                      17,722         65,403
                                                       -------------------------
Net increase in net assets                                15,465         60,076
Net assets:
   Beginning of period                                   241,247        181,171
                                                       -------------------------
   End of period                                       $ 256,712      $ 241,247
                                                       =========================

Change in shares outstanding:
   Shares sold                                             8,113         16,163
   Shares issued for dividends reinvested                    708          1,182
   Shares redeemed                                        (6,991)       (10,726)
                                                       -------------------------
      Increase in shares outstanding                       1,830          6,619
                                                       =========================



See accompanying notes to financial statements.










USAA SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets principally in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2000, were $59.4 million and $33.6 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $36 thousand and $6.5 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The Fund did not utilize these services during the six-month period ended January 31, 2000.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2000, the Association and its affiliates owned .9 million shares (3.5%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                              Six-month
                            Period Ended
                             January 31,                      Year Ended July 31,
                           ------------------------------------------------------------------------
                                2000        1999        1998        1997        1996        1995
                           ------------------------------------------------------------------------

Net asset value at
   beginning of period       $   9.75    $   9.99    $  10.03    $   9.79    $   9.87    $   9.74
Net investment income             .31         .58         .62         .61         .62         .61
Net realized and
   unrealized gain (loss)        (.09)       (.22)       (.04)        .25        (.08)        .13
Distributions from
   net investment income         (.31)       (.58)       (.62)       (.61)       (.62)       (.61)
Distributions of realized
   capital gains                   -         (.02)         -         (.01)         -           -
                           -------------------------------------------------------------------------
Net asset value at
   end of period             $   9.66    $   9.75    $   9.99    $  10.03    $   9.79    $   9.87
                           =========================================================================
Total return (%) *               2.28        3.76        5.91        8.97        5.62        7.90
Net assets at
   end of period (000)       $256,712    $241,247    $181,171    $133,746    $101,032    $ 76,190
Ratio of expenses to
   average net assets (%)         .50(a)      .50         .50         .50         .50         .50
Ratio of expenses to average
   net assets excluding
   reimbursement (%)               -          .52         .56         .61         .66         .74
Ratio of net investment
   income to average
   net assets (%)                6.34(a)     5.89        6.16        6.14        6.29        6.34
Portfolio turnover (%)          14.43       11.53       48.24       27.85       66.81      103.02


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.







Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777